Dreyfus
      Institutional
      Money Market Fund

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Institutional Money Market Fund, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

The economy began to recover during the first half of 2002, signaling an end to the U.S. economic recession. As the economy has gained strength, however, the stock and bond markets have fluctuated widely. Prices of bonds that are more sensitive to interest-rate changes, such as U.S. government securities, first fell and then rallied as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among certain U.S. corporations generally hurt securities that are
more    credit    sensitive,    such    as   stocks   and   corporate   bonds.

In this environment, money market funds have once again demonstrated their ability to preserve investors' capital during challenging times. Although yields have remained near historical lows, money market funds have recently attracted a record amount of assets as investors look for a more stable alternative to the
stock    market.

When will volatility in the longer term markets subside? No one knows for sure. But as many professionals can attest, it is unlikely that returns from money market funds will enable you to reach long-term financial goals such as retirement, a new home or a college education. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Institutional Money Market Fund perform during the period?

For the six-month period ended June 30, 2002, the fund produced annualized yields of 1.72% for its Money Market Series and 1.48% for its Government
Securities Series. Taking into account the effects of compounding, the fund produced annualized effective yields of 1.74% and 1.49% for its Money Market Series and Government Securities Series, respectively.(1)

What is the fund's investment approach?

The  fund  seeks  as  high  a  level of current income as is consistent with the
preservation    of    capital    and    the    maintenance    of    liquidity.

To pursue this goal:

The fund' s Money Market Series invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed as to principal and interest by the U.S. government or its agencies
or   instrumentalities,   certificates  of  deposit,  time  deposits,  bankers'
acceptances and other short-term securities issued by domestic banks or foreign branches of domestic banks, repurchase agreements, asset-backed securities, domestic commercial paper and other short-term corporate obligations of domestic issuers, including those with floating or variable rates of interest, and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. Normally, the Money Market Series invests at least 25% of its total assets in bank obligations.

The fund' s Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements in respect of these securities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, the economy was in the midst of a recession that had been intensified by the September 11 terrorist attacks. The Federal Reserve Board (the "Fed" ) reacted quickly and decisively to the attacks, reducing the benchmark federal funds rate aggressively in an effort to rekindle economic growth. As a result, 2002 and the reporting period began with a federal funds rate of 1.75%, its lowest level in 40 years.

In January, it was estimated that the U.S. economy grew at a 1.40% annual rate during the fourth quarter of 2001 (later revised to 2.70%), driven primarily by robust consumer spending. Buoyed by the economy's apparent gains, the Fed held the federal funds rate steady at its January 2002 meeting. As positive economic data accumulated in February, including reports of increased manufacturing activity and strong consumer spending, many analysts expected that the Fed would soon move to a more neutral stance to reflect the likelihood that the recession was over.

This proved to be the case when the Fed indicated at its March meeting that an economic recovery was apparently underway and that the risks of recession and inflation were evenly balanced. With this pronouncement, in our view, the Fed signaled that its aggressive rate-cutting campaign was complete. Although many fixed-income investors reacted as if rate hikes were imminent, the Fed later suggested that this was not necessarily true. With layoffs continuing and consumers spending less, the strength of the recovery remained uncertain.

By the end of the reporting period, it was revealed that the U.S. economy grew at a robust 5.00% annualized rate during the first quarter of 2002. However, many analysts agreed that this figure was the result of the temporary effects of inventory liquidation as businesses rushed to sell off unsold goods, and that the second quarter's economic expansion rate would be more modest.


Indeed, the sluggishness of the economic recovery became more apparent in April and May. Jobless claims increased, indicating that businesses continued to reduce costs through layoffs. The Producer Price Index rose, mainly because of higher energy costs. For their part, consumers began to spend at a slower rate, and consumer sentiment dropped.

The economy continued to give mixed signals in June. On one hand, a key index of U.S. manufacturing rose slightly compared to the prior month, suggesting that manufacturing was recovering faster than expected. On the other hand, the June unemployment rate' s rise was greater than many expected, indicating that employers remained reluctant to add more workers until the economy strengthens.

What is the fund's current strategy?

The uncertainty of the economic recovery's strength and sustainability has been intensified recently by steep declines in the stock market. Despite the increase in manufacturing activity and persistently strong consumer spending, investor sentiment has turned negative amid the spread of accounting scandals among major U.S. corporations, terrorism fears and anemic corporate profits. These factors have contributed to a change in investors' expectations regarding the timing of potential interest-rate hikes. Currently, many analysts believe that the Fed is unlikely to raise rates until late in 2002 or early in 2003. Accordingly, we continued to maintain a relatively long weighted average portfolio maturity for each series.

July 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

MONEY MARKET SERIES

June 30, 2002 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--4.8%                                              Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

State Street Bank & Trust Co.
   1.94%, 12/2/2002                                                                          25,000,000               25,003,111

Wells Fargo Bank N.A.
   1.82%, 10/18/2002                                                                         10,000,000  (a)          10,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $35,003,111)                                                                                                 35,003,111

COMMERCIAL PAPER--47.2%
------------------------------------------------------------------------------------------------------------------------------------

Amstel Funding
   1.97%--2.05%, 8/13/2002--11/22/2002                                                       35,000,000  (b)          34,860,571

Deutsche Bank Financial Inc.
   1.88%, 7/1/2002                                                                           25,000,000               25,000,000

FCAR Owner Trust
   1.78%, 8/28/2002                                                                          30,000,000  (b)          29,914,450

General Electric Capital Corp.
   1.99%, 9/18/2002                                                                          30,000,000               29,870,308

General Electric Capital Services Inc.
   1.95%, 8/26/2002                                                                          25,000,000               24,924,944

HVB Finance (Delaware) Inc.
   1.90%, 12/27/2002                                                                         31,000,000               30,710,219

ING (U.S.) Funding LLC
   2.21%, 1/31/2003                                                                          25,000,000               24,677,514

PB Finance (Delaware) Inc.
   1.87%, 12/19/2002                                                                         30,000,000               29,736,375

Prudential Funding LLC
   1.90%, 7/1/2002                                                                           25,000,000               25,000,000

Societe Generale N.A. Inc.
   2.02%--2.05%, 9/3/2002--12/27/2002                                                        35,000,000               34,810,672

Toronto-Dominion Holdings USA Inc.
   2.05%, 12/30/2002                                                                         33,000,000               32,662,163

UBS Finance Delaware LLC
   2.00%, 7/1/2002                                                                           25,000,000               25,000,000

TOTAL COMMERCIAL PAPER
   (cost $347,167,216)                                                                                               347,167,216

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Principal
CORPORATE NOTES--36.9%                                                                     Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank
   1.80%, 8/21/2002                                                                          31,000,000  (a)          31,000,000

Bank of America Corp.
   1.89%, 9/15/2002                                                                          30,000,000               30,319,615

Bear Stearns Cos. Inc.
   2.36%, 8/12/2002                                                                           5,675,000                5,696,575

Bear Stearns Cos. Inc.
   1.88%--1.89%, 8/1/2002--12/16/2002                                                        24,500,000  (a)          24,514,818

CXC Inc.
   1.80%, 5/1/2003                                                                           35,000,000  (a,b)        35,000,000

General Electric Capital Corp.
   2.02%, 10/1/2002                                                                           5,000,000                5,057,050

IBM Credit Corp.
   1.95%, 11/1/2002                                                                          10,000,000               10,173,994

K2 (USA) LLC
   3.77%--3.86%, 8/7/2002--8/15/2002                                                         30,000,000  (b)          30,000,000

Lehman Brothers Holdings Inc.
   1.91%, 12/12/2002                                                                          9,850,000  (a)           9,872,616

Links Finance LLC
   2.40%, 11/26/2002                                                                         20,000,000  (b)          20,000,000

Merrill Lynch & Co. Inc.
   1.80%, 8/15/2002                                                                          10,000,000  (a)          10,002,517

Paradigm Funding LLC
   1.81%, 11/4/2002                                                                          30,000,000  (a,b)        30,000,000

Sigma Finance Inc.
   3.88%, 7/1/2002                                                                           30,000,000  (b)          30,000,000

TOTAL CORPORATE NOTES
   (cost $271,637,185)                                                                                               271,637,185

PROMISSORY NOTES--2.0%
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group Inc.
  2.63%, 5/27/2003
   (cost $15,000,000)                                                                        15,000,000  (c)          15,000,000

                                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Principal
SHORT-TERM BANK NOTES--4.8%                                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
National City Bank
   1.81%, 5/19/2003                                                                          15,000,000  (a)          15,001,232

U.S. Bank N.A.
   1.79%, 11/12/2002                                                                         20,000,000  (a)          20,000,000

TOTAL SHORT-TERM BANK NOTES
   (cost $35,001,232)                                                                                                 35,001,232

U.S. GOVERNMENT AGENCIES--3.5%
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Banks, Discount Notes
  1.86%, 12/23/2002
  (cost $26,070,995)                                                                        26,305,000               26,070,995

TIME DEPOSITS--.4%
------------------------------------------------------------------------------------------------------------------------------------
HSBC Bank USA (Grand Cayman)
  1.63%, 7/1/2002
   (cost $2,876,000)                                                                          2,876,000                2,876,000

TOTAL INVESTMENTS (cost $732,755,739)                                                             99.6%              732,755,739

CASH AND RECEIVABLES (NET)                                                                          .4%                3,192,922

NET ASSETS                                                                                       100.0%              735,948,661

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2002,
     THESE SECURITIES AMOUNTED TO $209,775,021 OR 28.5% OF NET ASSETS.

(C)  THIS NOTE WAS ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE OR
     SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THIS SECURITY WAS ACQUIRED
     ON 5/31/2002 AT A COST OF PAR VALUE.  AT JUNE 30, 2002, THE AGGREGATE VALUE
     OF THIS  SECURITY WAS  $15,000,000  REPRESENTING  2.0% OF NET ASSETS AND IS
     VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

GOVERNMENT SECURITIES SERIES

June 30, 2002 (Unaudited)

                                                                     Annualized
                                                                       Yield on
                                                                        Date of                  Principal
U.S. TREASURY BILLS--49.3%                                             Purchase (%)             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

   7/5/2002                                                                    1.65               5,000,000             4,999,083

   7/11/2002                                                                   1.55               8,000,000             7,996,556

   8/1/2002                                                                    1.87               5,000,000             4,992,035

   8/22/2002                                                                   1.76               20,000,000           19,949,589

   11/14/2002                                                                  1.88               10,000,000            9,929,544

TOTAL U.S. TREASURY BILLS

   (cost $47,866,807)                                                                                                  47,866,807

U.S. TREASURY NOTES--16.5%
------------------------------------------------------------------------------------------------------------------------------------

   6.375%, 7/1/2002                                                            3.79               5,000,000             5,000,000

   6.375%, 8/15/2002                                                           3.49               3,000,000             3,009,917

   6.125%, 9/3/2002                                                            3.29               3,000,000             3,013,448

   5.875%, 9/30/2002                                                           2.38               5,000,000             5,041,941

TOTAL U.S. TREASURY NOTES

   (cost $16,065,306)                                                                                                  16,065,306

REPURCHASE AGREEMENTS--34.0%
------------------------------------------------------------------------------------------------------------------------------------

Barclays Capital, Inc.
  dated 6/28/2002, due 7/1/2002 in the
  amount of $3,000,438 (fully collateralized
  by $3,070,000 U.S. Treasury Bills,
  due 11/14/2002, value $3,045,133)                                           1.75               3,000,000             3,000,000

Bear Stearns & Co.
  dated 6/28/2002, due 7/1/2002 in the
  amount of $8,001,267 (fully collateralized
  by $8,135,000 U.S. Treasury Bills,
  due 9/26/2002, value $8,101,647)                                            1.90               8,000,000             8,000,000

CIBC World Markets PLC
  dated 6/28/2002, due 7/1/2002 in the
  amount of $7,001,091 (fully collateralized
  by $7,140,000 U.S. Treasury Bills,
   due 11/29/2002, value $7,078,878)                                           1.87               7,000,000             7,000,000

Morgan Stanley Dean Witter & Co.
  dated 6/28/2002, due 7/1/2002 in the
  amount of $7,001,079 (fully collateralized
  by $6,940,000 U.S. Treasury Notes
  6.375%, due 8/15/2002, value $7,143,342)                                    1.85               7,000,000             7,000,000

                                                                                                                    The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized
                                                                       Yield on
                                                                        Date of             Principal
REPURCHASE AGREEMENTS (CONTINUED)                                      Purchase (%)         Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Warburg Dillon Read, Inc.
  dated 6/28/2002, due 7/1/2002 in the
  amount of $8,001,260 (fully collateralized
  by $7,453,000 U.S. Treasury Notes
  10.75%, due 2/15/2003, value $8,161,035)                                    1.89               8,000,000             8,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $33,000,000)                                                                                                  33,000,000

TOTAL INVESTMENTS (cost $96,932,113)                                                                  99.8%           96,932,113

CASH AND RECEIVABLES (NET)                                                                              .2%              156,896

NET ASSETS                                                                                           100.0%           97,089,009

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Money            Government
                                                                                                      Market            Securities
                                                                                                      Series                Series
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including repurchase agreements of $33,000,000
   for the Government Securities Series)--Note 2(b)                                              732,755,739             96,932,113

Interest receivable                                                                                3,866,264                373,329

Prepaid expenses                                                                                      14,287                 12,524

                                                                                                 736,636,290             97,317,966
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                        312,510                 32,089

Cash overdraft due to Custodian                                                                      328,101                196,868

Accrued expenses                                                                                      47,018                    --

                                                                                                     687,629                228,957

NET ASSETS ($)                                                                                   735,948,661             97,089,009

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                  736,014,079             97,093,059

Accumulated net realized gain (loss) on investments                                                 (65,418)                 (4,050)

NET ASSETS ($)                                                                                   735,948,661             97,089,009
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
                                                                                                      Money              Government
                                                                                                      Market             Securities
                                                                                                      Series                 Series
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                   735,948,661              97,089,009

Shares Outstanding                                                                               736,014,115              97,093,059

NET ASSET VALUE PER SHARE ($)                                                                           1.00                   1.00

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

                                                           Money  Government
                                                           Market  Securities
                                                           Series      Series
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                         8,841,438      960,867

EXPENSES--NOTE 2(C):

Management fee--Note 3(a)                               1,950,835      219,325

Custodian fees                                             43,720       15,325

Trustees' fees and expenses--Note 3(c)                     38,251        4,928

Shareholder servicing costs--Note 3(b)                     30,158       40,753

Professional fees                                          16,368       12,430

Registration fees                                          10,935       12,607

Prospectus and shareholders' reports                        3,296           80

Miscellaneous                                               2,733        1,034

TOTAL EXPENSES                                          2,096,296      306,482

INVESTMENT INCOME--NET                                  6,745,142      654,385
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2(B) ($)   (26,052)          251

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    6,719,090      654,636

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                     Money Market Series                         Government Securities Series
                                        -----------------------------------------          -----------------------------------------
                                        Six Months Ended             Year Ended            Six Months Ended            Year Ended
                                           June 30, 2002            December 31,              June 30, 2002           December 31,
                                             (Unaudited)                   2001                  (Unaudited)                 2001
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         6,745,142              28,540,835                      654,385            3,894,261

Net realized gain (loss)
   on investments                               (26,052)                 (4,944)                         251                11,950

NET INCREASE (DECREASE)
   IN NET ASSETS RESULTING
   FROM OPERATIONS                             6,719,090              28,535,891                     654,636             3,906,211

DIVIDENDS TO SHAREHOLDERS
   FROM ($):

INVESTMENT INCOME--NET                       (6,745,142)            (28,540,835)                   (654,385)           (3,894,261)

BENEFICIAL INTEREST
   TRANSACTIONS
   ($1.00 per share):

Net proceeds
   from shares sold                          384,256,093            1,037,758,639                275,814,644           972,572,677

Dividends reinvested                           1,160,938                3,881,027                    329,427             1,844,471

Cost of shares redeemed                    (507,456,195)           (860,570,291)               (271,662,753)         (975,076,598)

INCREASE (DECREASE) IN
   NET ASSETS FROM
   BENEFICIAL INTEREST
   TRANSACTIONS                            (122,039,164)             181,069,375                   4,481,318             (659,450)

TOTAL INCREASE
   (DECREASE) IN
   NET ASSETS                              (122,065,216)             181,064,431                   4,481,569             (647,500)

NET ASSETS ($):

Beginning of Period                          858,013,877             676,949,446                  92,607,440            93,254,940

END OF PERIOD                                735,948,661             858,013,877                  97,089,009            92,607,440

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS Money Market Series

The following tables describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                          Six Months Ended
                                             June 30, 2002                                  Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .009          .040          .059          .047           .050          .051

Distributions:

Dividends from investment
   income--net                                      (.009)        (.040)        (.059)         (.047)        (.050)        (.051)

Net asset value, end of period                        1.00         1.00          1.00           1.00          1.00          1.00

TOTAL RETURN (%):                                  1.73(a)          4.06         6.05           4.78          5.14          5.17

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .54(a)           .53          .56            .56            .57          .57

Ratio of net investment income

   to average net assets                           1.73(a)          3.94         5.89           4.67           5.02         5.06

Net Assets, end of period
   ($ x 1,000)                                     735,949       858,014      676,949        592,446        540,282       531,436

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS Government Securities Series

                                          Six Months Ended

                                             June 30, 2002                                  Year Ended December 31,
                                                                   -----------------------------------------------------------------

                                                (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .007          .035          .054          .043           .048          .048

Distributions:

Dividends from investment
   income--net                                      (.007)        (.035)        (.054)         (.043)        (.048)        (.048)

Net asset value, end of period                        1.00         1.00          1.00           1.00          1.00          1.00

TOTAL RETURN (%)                                   1.49(a)         3.59          5.58           4.34          4.87          4.95

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .70(a)          .66           .66            .68           .68           .61

Ratio of net investment income
   to average net assets                           1.49(a)         3.56          5.41           4.26          4.76          4.84

Net Assets, end of period
   ($ x 1,000)                                      97,089       92,607         93,255        82,894        68,615       107,694

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--General:

Dreyfus Institutional Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Beneficial Interest: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Money Market and Government Securities.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset
value    per    share    of    $1.00    for    each    series.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Money Market Series received net earnings credits of $1,726 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. Under the terms of the custody agreement, the Government Securities Series receives net earning credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated among them on a pro rata basis.

(d)  Dividends  to  shareholders:  It is the policy of the fund, with respect to
both   series,   to   declare   dividends   from  investment  income-

                                                                      The  Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, if any, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal tax purposes, each series is treated as a single entity for the purposes of determining such qualification.

Money Market Series has an unused capital loss carryover of $39,366 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $3,467 of the carryover expires in fiscal 2002, $27,774 expires in fiscal 2006, $3,181 expires in fiscal 2007 and $4,944 expires in fiscal 2009.

Government Securities Series has an unused capital loss carryover of $4,301 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2007.

The tax character of distributions for Money Market Series and Government Securities Series paid to shareholders during the fiscal year ended December 31, 2001 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2002, the cost of investments of each series for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

(b) Under the Shareholder Services Plan, each series reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2002, the Money Market Series and the Government Securities Series were charged $24,858 and $35,983, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the Money Market Series and the Government Securities Series were charged $6,644 and $1,383, respectively, pursuant to the transfer agency agreement.

(c) Each Board member also serves a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES

                                                           FOR MORE INFORMATION

                        DREYFUS INSTITUTIONAL MONEY MARKET FUND
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                              179-195SA0602